Execution Version FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 8, 2020, is entered into by and among GLOBE LIFE INC., a Delaware corporation formerly known as Torchmark Corporation (the “Borrower”), TMK RE, LTD., a Bermuda reinsurance corporation (“TMK” and together with the Borrower, collectively, the “Loan Parties” and each a “Loan Party”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent. RECITALS A. The Loan Parties, the several lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are party to the Second Amended and Restated Credit Agreement, dated as of May 17, 2016 (the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this Amendment. B. The Loan Parties have requested that the Lenders amend the Credit Agreement on the terms and conditions set forth herein. STATEMENT OF AGREEMENT NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I AMENDMENTS TO CREDIT AGREEMENT 1.1 Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in appropriate alphabetical order: “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.” “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.” “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.” “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.” “Term Loan Agreement” means the 364-Day Term Loan Agreement to be entered into among the Borrower, the lenders from time to time party thereto and Bank of America,

N.A. as administrative agent, providing for term loans to the Borrower in an aggregate principal amount not exceeding $300,000,000, and any refinancings, refundings, renewals or extensions thereof.” “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.” “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.” 1.2 The definition of “Bail-In Action” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows: “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.” 1.3 The definition of “Bail-In Legislation” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows: “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).” 1.4 The definition of “Write-Down and Conversion Powers” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows: “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.” 1.5 The definition of “Sanctions” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows: “Sanctions” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.” 1.6 Section 5.23 of the Credit Agreement is hereby amended and restated as follows: “5.23 OFAC; Anti-Corruption Laws. (a) No Loan Party nor any of its Subsidiaries, nor, to the knowledge of such Loan Party and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by one or more individuals or entities that are (a) currently the subject or target of any Sanctions, (b) included on OFAC’s List of Specially Designated Nationals or HMT’s Consolidated List of Financial Sanctions Targets, or any similar list enforced by any other relevant sanctions authority or (c) located, organized or resident in a Designated Jurisdiction. Each Loan Party and its Subsidiaries have conducted their businesses in compliance in all material respects with all applicable Sanctions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Sanctions. (b) Each Loan Party and its Subsidiaries have conducted their businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti- corruption legislation in other jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.” 1.7 Article VI of the Credit Agreement is hereby amended by adding the following new Section 6.15 at the end thereof: “6.15 Anti-Corruption Laws; Sanctions. Conduct its businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions and with all applicable Sanctions, and maintain policies and procedures designed to promote and achieve compliance with such laws and Sanctions.” 1.8 Section 7.09 of the Credit Agreement is hereby amended by replacing the first parenthetical therein with “(other than this Agreement, any other Loan Document and the Term Loan Agreement)”. SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

1.9 Article VII of the Credit Agreement is hereby amended by adding the following new Section 7.13 and Section 7.14 at the end thereof: “7.13 Sanctions. Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, to fund any activities of or business with any Person that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, Administrative Agent, or otherwise) of Sanctions. 7.14 Anti-Corruption Laws. Directly or indirectly use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other anti-corruption legislation in other jurisdictions.” 1.10 Section 8.01(e) of the Credit Agreement is hereby amended by adding “under the Term Loan Agreement or” immediately following the second parenthetical in clause (i)(A) thereof. 1.11 Section 10.22 of the Credit Agreement is hereby amended by (a) deleting the phrase “EEA Financial Institution” where it appears in such Section and substituting the phrase “Affected Financial Institution” therefor, and (b) deleting the phrases “an EEA Resolution Authority” and “any EEA Resolution Authority” where each such phrase appears in such Section and substituting the phrase “the applicable Resolution Authority” therefor. 1.12 Article X of the Credit Agreement is hereby amended by adding the following new Section 10.23 at the end thereof: “10.23 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.23, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).” SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ARTICLE II CONDITIONS OF EFFECTIVENESS 2.1 The amendments set forth in ARTICLE I shall become effective as of the date when, and only when, the Administrative Agent shall have received an executed counterpart of this Amendment from each Loan Party and Lenders constituting the Required Lenders. ARTICLE III REPRESENTATIONS AND WARRANTIES 3.1 To induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders on and as of the date hereof, that: (i) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies, (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment, (iv) the representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date), (v) both before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default and (vi) the Obligations are not reduced by this Amendment and are not subject to any offsets, defenses or counterclaims. ARTICLE IV ACKNOWLEDGEMENT AND CONFIRMATION 4.1 Each Loan Party hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against such party in accordance with their respective terms, as modified hereby, and shall not be discharged, diminished, limited or otherwise affected in any respect. ARTICLE V MISCELLANEOUS 5.1 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF). SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

5.2 Loan Document. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and the other Loan Documents as amended hereby. This Amendment is limited to the matters expressly set forth herein, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement. 5.3 Expenses. The Loan Parties shall pay all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment. 5.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction. 5.5 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. 5.6 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. 5.7 Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic format with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. The words “executed,” “signed,” “signature,” and words of like import in shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. [remainder of page intentionally left blank] SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written. GLOBE LIFE INC. By: /s/ Frank M. Svoboda Name: Frank M. Svoboda Title: Executive Vice President and Chief Financial Officer TMK RE, LTD. By: /s/ W. Michael Pressley Name: W. Michael Pressley Title: President SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender By: /s/ Jason Hafener Name: Jason Hafener Title: Managing Director SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Bank of America, N.A., as Syndication Agent and as a Lender By: /s/ Hema Kishnani Name: Hema Kishnani Title: Director SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Glenn Schuermann Name: Glenn Schuermann Title: Vice President SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BBVA USA, as a Lender By: /s/ Steve Ray Name: Steve Ray Title: Executive Director SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

TRUIST BANK (AS SUCCESSOR BY MERGER TO SUNTRUST BANK) as a Lender By: /s/ Andrew Johnson Name: Andrew Johnson Title: Managing Director SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

TRUIST BANK (AS SUCCESSOR BY MERGER TO BB&T) as a Lender By: /s/ Troy R. Weaver Name: Troy R. Weaver Title: Senior Vice President SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK, as a Lender By: /s/ John Smithson Name: John Smithson Title: Vice President SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

KeyBank National Association, as a Lender By: /s/ Alyssa Suckow Name: Alyssa Suckow Title: Vice President SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK, as a Lender By: /s/ Hichem Kerma Name: Hichem Kerma Title: Managing Director SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

The Northern Trust Company, as a Lender By: /s/ Christopher Lyle McKean Name: Christopher Lyle McKean Title: Senior Vice President SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT